John Hancock Money Market Fund (the “fund”)
Supplement dated 11-14–12 to the current Class A, Class B and Class C Shares Prospectus
In the “Your account – Choosing a share class” section, the third and fourth paragraphs are amended and restated as follows and supersede all prior related disclosure to the contrary:
Class A shares of the fund will continue to be made available to all current and prospective Class A shareholders, except as noted below.
Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you. Effective January 1, 2013, Class A shares are not available to group retirement plans that do not currently hold Class A shares of the fund and that are eligible to invest in Class I shares or any of the R share classes, except as provided below. Such plans generally include, but are not limited to, defined benefit plans, 401(k) plans, 457 plans, 403(b)(7) plans, pension and profit-sharing plans and non-qualified deferred compensation plans. Investment in Class A shares by such group retirement plans subsequent to January 1, 2013 will be permitted in the following circumstances:
1. The plan holds Class A shares of the fund or any John Hancock fund prior to January 1, 2013;
2. Class A shares of the fund or any other John Hancock fund have been established as an investment option under the plan prior to January 1, 2013 and the fund’s representatives have agreed that the plan may invest in Class A shares after that date; and
3. Class A shares of the fund or any other John Hancock fund have been established as a part of an investment model prior to January 1, 2013 and the fund’s representatives have agreed that plans utilizing such model may invest in Class A shares after that date.
You should read this Supplement in conjunction with the Prospectus and retain it for future reference.